Exhibit 10.2

EXECUTION VERSION

INCREMENTAL ASSUMPTION AGREEMENT AND

AMENDMENT NO. 2 TO CREDIT AGREEMENT

INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of May 7, 2025 (this “Agreement”), by and among Krispy Kreme, Inc., a Delaware corporation (“PubCo”), Cotton Parent, Inc., a Delaware corporation (“Holdings”), Krispy Kreme Doughnuts, Inc., a North Carolina corporation (the “Parent Borrower”), the other Loan Parties party hereto, the Second Amendment Incremental Term Lender (as defined below) and BNP Paribas, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of March 23, 2023 (as amended by that certain Incremental Assumption Agreement and Amendment No. 1 to Credit Agreement, dated as of May 2, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Agreement, the “Existing Credit Agreement” and, as amended by this Agreement, the “Credit Agreement”), by and among PubCo, Holdings, the Parent Borrower, the lenders from time to time party thereto, the Administrative Agent and BNP Paribas, as collateral agent (in such capacity, the “Collateral Agent”) (capitalized terms used but not otherwise defined herein having the meanings provided in the Credit Agreement);

WHEREAS, the Parent Borrower has notified the Administrative Agent that, pursuant to Section 2.20(a) of the Existing Credit Agreement and clause (c) of the definition of “Incremental Amount” set forth in the Existing Credit Agreement, the Parent Borrower is requesting a new Term Commitment in an aggregate amount equal to $15,000,000 (the “Second Amendment Incremental Term Commitment” and, the Term Loans made thereunder, the “Second Amendment Incremental Term Loans”), which Second Amendment Incremental Term Loans shall be funded on the Effective Date (as defined below) and shall constitute an increase to, and part of the same Class as, the Term Loans outstanding under the Existing Credit Agreement on the Effective Date immediately prior to the effectiveness of this Agreement (the “Existing Term Loans”);

WHEREAS, subject to the terms and conditions set forth herein and in the Existing Credit Agreement, the Lender providing the Second Amendment Incremental Term Commitment (the “Second Amendment Incremental Term Lender”) has agreed to provide the Second Amendment Incremental Term Commitment and fund the Second Amendment Incremental Term Loans, the proceeds of which shall be used for the purposes described in Section 2(d) below; and

WHEREAS, the Parent Borrower, the Second Amendment Incremental Term Lender and the Administrative Agent have agreed to make modifications to the Existing Credit Agreement pursuant to Section 2.20 of the Existing Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definitions in their appropriate alphabetical order:

“Second Amendment” means that certain Incremental Assumption Agreement and Amendment No. 2 to Credit Agreement, dated as of May 7, 2025, by and among PubCo, Holdings, the Parent Borrower, the other Loan Parties party thereto, the Second Amendment Incremental Term Lender (as defined therein) and the Administrative Agent.

“Second Amendment Effective Date” means the “Effective Date” under and as defined in the Second Amendment.

(b) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

““Commitment” means a Revolving Commitment, the Term Commitment, the First Amendment Incremental Term Commitments (as defined in the First Amendment) or the Second Amendment Incremental Term Commitments (as defined in the Second Amendment), or any combination thereof (as the context requires).”

““Term Loans” means a Loan made pursuant to clause (a) of Section 2.01, an Incremental Term Loan, Specified Refinancing Term Loan or an Extended Term Loan, as the context may require. The aggregate amount of the Lenders’ Term Loans outstanding on the Second Amendment Effective Date is $763,750,000.”

(c) Section 2.10(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) (x) in the amount of 1.25% of the aggregate principal amount of the Term Loans made on the Closing Date, due and payable on the last Business Day of each of March, June, September and December, commencing on the last day of the second full Fiscal Quarter following the Closing Date and continuing until the last day of the Fiscal Quarter immediately prior to the First Amendment Effective Date and (y) in an amount equal to $10,462,328.77, due and payable on the last Business Day of each of March, June, September and December, commencing on the last day of the first Fiscal Quarter following the First Amendment Effective Date and continuing until the last day of the Fiscal Quarter immediately prior to the Term Loan Maturity Date; and”

(d) Section 5.11(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) The proceeds of the Term Facility made on the Closing Date, will be used (i) to consummate the Existing Indebtedness Refinancing, (ii) for general corporate purposes of the Parent Borrower and its Subsidiaries (including the working capital needs, capital expenditures, acquisitions, other investments and Restricted Payments) and any other purpose not prohibited under the Loan Documents, and (iii) to pay fees, costs and expenses related to the Transactions (including accrued and unpaid interest and applicable premiums). The proceeds of the First Amendment Incremental Term Loans (as defined in the First Amendment) will be used (i) for general corporate purposes of the Parent Borrower and its Subsidiaries (including the working capital needs, capital expenditures, acquisitions, other investments and Restricted Payments) and any other purpose not prohibited under the Loan Documents and (ii) to pay fees, costs and expenses incurred in connection with the First Amendment and the transactions contemplated therein. The proceeds of the Second Amendment Incremental Term Loans (as defined in the Second Amendment) will be used (i) for general corporate purposes of the Parent Borrower and its Subsidiaries (including the working capital needs, capital expenditures, acquisitions, other investments and Restricted Payments) and any other purpose not prohibited under the Loan Documents and (ii) to pay fees, costs and expenses incurred in connection with the Second Amendment and the transactions contemplated therein.”

SECTION 2. Second Amendment Incremental Term Loans.

(a) Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Second Amendment Incremental Term Lender hereby acknowledges and agrees that it has a Second Amendment Incremental Term Commitment in an amount equal to $15,000,000 and agrees to fund Second Amendment Incremental Term Loans to the Parent Borrower in an aggregate principal amount equal to the amount of its Second Amendment Incremental Term Commitment on the Effective Date. Immediately after the funding of the Second Amendment Incremental Term Loans by the Second Amendment Incremental Term Lender in accordance with the immediately preceding sentence, the Second Amendment Incremental Term Lender’s Second Amendment Incremental Term Commitment shall be automatically and permanently reduced to $0. The Parent Borrower hereby elects that the Second Amendment Incremental Term Loans be incurred pursuant to clause (c) of the definition of “Incremental Amount”. The Second Amendment Incremental Term Loans shall constitute part of the same Class of Loans as the Existing Term Loans, shall have identical terms as the Existing Term Loans (including with respect to interest rates (including the Applicable Rate), maturity date, mandatory prepayments and voluntary prepayments) and shall otherwise be subject to the provisions, including any provisions restricting the rights or regarding the obligations of the Loan Parties or any provisions regarding the rights of the Term Lenders, of the Credit Agreement and the other Loan Documents.

(b) Each of the parties hereto agrees that on and after the Effective Date, (i) the Second Amendment Incremental Term Loans shall constitute “Term Loans” and “Loans” and (ii) the Second Amendment Incremental Term Lender shall constitute an “Incremental Term Lender”, a “Term Lender” and a “Lender”, in each case, for all purposes under the Credit Agreement and the other Loan Documents.

(c) For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Second Amendment Incremental Term Loans shall be considered an increase in the Term Loans outstanding under the Existing Credit Agreement and shall not be considered a separate tranche of Indebtedness of Loans thereunder. As of the Effective Date, after giving effect to the making of the Second Amendment Incremental Term Loans, the aggregate principal amount of Term Loans outstanding under the Credit Agreement shall be $763,750,000.

(d) The proceeds of the Second Amendment Incremental Term Loans will be used in accordance with Section 5.11(a) of the Credit Agreement.

SECTION 3. Effective Date Conditions. This Agreement will become effective on the date (such date, the “Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms of the Credit Agreement:

(a) Executed Agreement. The Administrative Agent shall have received (i) a counterpart of this Agreement signed on behalf of (A) PubCo, Holdings, the Parent Borrower and each other Loan Party, (B) the Administrative Agent and (C) the Second Amendment Incremental Term Lender and (ii) a duly completed Incremental Facility Activation Notice with respect to the Second Amendment Incremental Term Loans signed on behalf of the Parent Borrower and the Second Amendment Incremental Term Lender.

(b) Officer’s Certificate. The Administrative Agent shall have received a certificate from a Responsible Officer of the Parent Borrower, certifying as to the matters set forth in clauses (c) and (d).

(c) Representations and Warranties. At the time of and upon giving effect to the incurrence of the Second Amendment Incremental Term Loans on the Effective Date, the representations and warranties of each Loan Party set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects with the same force and effect as if such representations and warranties had been made on and as of the Effective Date except to the extent that such representations and warranties relate specifically to another date; provided that any representation and warranty that is qualified as to materiality shall be true and correct in all respects (after giving effect to such qualification therein).

(d) No Default. At the time of and immediately after giving effect to the incurrence of the Second Amendment Incremental Term Loans (and the use of proceeds thereof), no Default shall exist or result therefrom.

(e) Fees and Expenses. The Administrative Agent shall have or at the same time as drawing received all fees and expenses due and payable on or prior to the Effective Date, to the extent, in the case of expenses, invoiced at least three (3) Business Days prior to the Effective Date (or such shorter period reasonably agreed by the Parent Borrower), required to be paid on the Effective Date (which amounts may be offset against the proceeds of the Second Amendment Incremental Term Loans).

(f) Patriot Act. The Administrative Agent shall have received, at least three (3) Business Days prior to the Effective Date, all documentation and other information with respect to the Loan Parties required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been reasonably requested in writing by the Administrative Agent at least ten (10) Business Days prior to the Effective Date.

(g) Borrowing Request. The Administrative Agent shall have received a Borrowing Request in accordance with Section 2.03 of the Credit Agreement.

For purposes of determining compliance with the conditions specified in this Section 3, the Second Amendment Incremental Term Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Second Amendment Incremental Term Lender, unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from the Second Amendment Incremental Term Lender prior to the Effective Date specifying its objection thereto and the Second Amendment Incremental Term Lender shall not have made available to the Administrative Agent its Second Amendment Incremental Term Loans.

SECTION 4. Representations and Warranties. By its execution of this Agreement, each Loan Party hereby represents and warrants on behalf of itself and its Restricted Subsidiaries that, on and as of the Effective Date:

(a) Organization; Powers. Each of PubCo, Holdings, the Parent Borrower and each of its Restricted Subsidiaries (i) is validly existing under the laws of the jurisdiction of its organization, incorporation or formation, except, in the case of a Restricted Subsidiary, where the failure to be so could not reasonably be expected to result in a Material Adverse Effect, (ii) has all requisite power and authority to carry on its business as now conducted, except, in the case of a Restricted Subsidiary, where the failure to have such could not reasonably be expected to result in a Material Adverse Effect and (iii) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (where relevant) in, its jurisdiction of organization, incorporation or formation and every other jurisdiction where such qualification is required.

(b) Authorization; Enforceability. Each Loan Party has the corporate or other organizational power and authority to execute and deliver this Agreement and the other Loan Documents to which it is a party and carry out the terms and provisions of this Agreement, the Credit Agreement and the Loan Documents, as applicable, to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Agreement and the other Loan Documents and performance of this Agreement, the Credit Agreement and the Loan Documents, as applicable, to which it is a party. This Agreement has been duly executed and delivered by each Loan Party party hereto, and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments, recognition of choice of law, enforcement of judgments or other similar laws or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered to the Administrative Agent in connection with this Agreement, the Credit Agreement and the other Loan Documents.

(c) Governmental Approvals; No Conflicts. The execution and delivery of this Agreement and the other Loan Documents by each Loan Party party thereto and performance of this Agreement, the Credit Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect, (B) filings necessary to perfect Liens created under the Loan Documents and (C) for consents, approvals, registrations, filings or other actions, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) will not violate (A) any applicable Law or regulation or (B) in any material respect, the charter, by-laws or other organizational or constitutional documents of such Loan Party or (C) any order of any Governmental Authority binding on such Loan Party and (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon such Loan Party or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by such Loan Party or any of its Restricted Subsidiaries, and except to the extent such violation or default referred to in clause (ii)(A) or (iii) above could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5. Reference to and Effect on Loan Documents; Reaffirmation of the Loan Parties.

(a) On and after the Effective Date, (i) each reference in the Credit Agreement and the other Loan Documents to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended, supplemented and otherwise modified by this Agreement and (ii) each reference to a “Term Loans” or “Term Commitments” shall be deemed to include the Second Amendment Incremental Term Loans or Second Amendment Incremental Term Commitment, respectively, and all other related terms will have correlative meanings mutatis mutandis. This Agreement further constitutes an “Incremental Facility Agreement” contemplated by Section 2.20 of the Existing Credit Agreement.

(b) Each Loan Party hereby consents to the amendments to the Existing Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations (including all Obligations) of such Loan Party contained in the Credit Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations (including all Obligations, including those in respect of the Second Amendment Incremental Term Loans) of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) For greater certainty and without limiting the provisions in Section 5(b) above, each Loan Party hereby also confirms that, as of and after the Effective Date, the existing security interests granted by such Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall also extend to all Obligations in respect of the Second Amendment Incremental Term Loans, each as and to the extent provided in this Agreement and the other Loan Documents.

SECTION 6. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.02 of the Credit Agreement.

SECTION 7. Entire Agreement. This Agreement, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, the Collateral Agent or any arranger hereof embody the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

SECTION 8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 10. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Delivery of an executed counterpart of a signature page of this Agreement by email or other electronic means (including a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “signed”, “signature”, and words of like import in this Agreement, any other Loan Document or any agreement entered into in connection therewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

SECTION 12. Loan Document. On and after the Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 6 above).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

KRISPY KREME, INC.

By:	/s/ Jeremiah Ashukian
	Name:	Jeremiah Ashukian
	Title:	Executive Vice President and Chief
Executive Officer

COTTON PARENT, INC.

By:	/s/ Kelly McBride
	Name:	Kelly McBride
	Title:	President

KRISPY KREME DOUGHNUTS, INC.

By:	/s/ Jeremiah Ashukian
	Name:	Jeremiah Ashukian
	Title:	Executive Vice President and Chief
Executive Officer

[Signature Page to Incremental Assumption Agreement and

Amendment No. 2 to Credit Agreement]

KRISPY KREME DOUGHNUT CORPORATION

By:	/s/ Jeremiah Ashukian
	Name:	Jeremiah Ashukian
	Title:	Executive Vice President and Chief
Executive Officer

HDN MOTOR COACH, LLC

By: Krispy Kreme Doughnut Corporation
Its Sole Shareholder or Sole Member

By:	/s/ Jeremiah Ashukian
	Name:	Jeremiah Ashukian
	Title:	Executive Vice President and Chief
Executive Officer

HDN DEVELOPMENT CORPORATION

By:	/s/ Kelly McBride
	Name:	Kelly McBride
	Title:	President

[Signature Page to Incremental Assumption Agreement and

Amendment No. 2 to Credit Agreement]

BNP PARIBAS,
as Administrative Agent and as Collateral Agent

By:	/s/ Christopher Sked
	Name:	Christopher Sked
	Title:	Managing Director

By:	/s/ Nicolas Doche
	Name:	Nicolas Doche
	Title:	Vice President

[Signature Page to Incremental Assumption Agreement and

Amendment No. 2 to Credit Agreement]

MUFG BANK, LTD.,
as the Second Amendment Incremental Term Lender

By:	/s/ Matt Kochan
	Name:	Matt Kochan
	Title:	Managing Director

[Signature Page to Incremental Assumption Agreement and

Amendment No. 2 to Credit Agreement]